SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 October 1, 2004
              _____________________________________________________
                Date of Report (Date of earliest event reported)


                          NANOPIERCE TECHNOLOGIES, INC.
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


          Nevada                      33-19598-D                84-0992908
   __________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            ________________________________________________________
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
            _________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to Rule 425 under the Securities Act (17
        CFR 230.425)
[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the  Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             SECTION 8 - OTHER ITEMS

ITEM  8.01  OTHER  EVENTS

Letter  Agreement

On October 1, 2004, NanoPierce Technologies, Inc. (the "Registrant") signed a Letter Agreement (the "Agreement") with Xact Resources International, Inc. ("Xact Resources"). The Agreement is to provide for the development of a joint venture between the Registrant and Xact Resources. The purpose of the joint venture would be to produce, market and sell YBG-2000, a biotech yeast beta glucan product which has been developed by Xact Resources. YBG-2000 is a natural beta glucan immune system feed supplement refined from bakers yeast. It is used to replace antibiotic fast growth additives which are currently used by producers of feeds for the livestock, poultry and shrimp industries.

As part of the Agreement, the Registrant has agreed to provide temporary financing of seventy-five thousand dollars ($75,000.00). The Registrant in return has been provided an exclusive right for a thirty (30) day period to raise a total of one million, five hundred thousands dollars ($1,500,000.00) in order to purchase a fifty percent (50%) ownership in the joint venture. If the Registrant is unable to raise such funds and/or is unable to provide reasonable proof of such financing at the end of the thirty (30) day period, upon written demand by the Registrant, Xact Resources shall have ninety (90) days to return the seventy-five thousand dollars ($75,000.00).


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

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                  (c)  Exhibits: The following exhibits are hereby filed as part of this report on Form 8-
                  K.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of
                  Regulation S-B.


EXHIBIT NO.                              DESCRIPTION

  10.01*          Form of the Letter Agreement between the Registrant and Xact Resources
                  International, Inc.

_____________
*Filed herewith.
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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 5, 2004                      NANOPIERCE TECHNOLOGIES, INC.




                                            /s/ Paul H. Metzinger
                                            ------------------------------------
                                            Paul H. Metzinger, President &
                                            Chief Executive Officer


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